SUPPLEMENT DATED JULY 14, 2017
TO PROSPECTUS and STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2017
Transamerica® Freedom Asset Advisor
Issued through
WRL Series Life Account G
by
Transamerica Premier Life Insurance Company
Administrative Office
570 Carillon Parkway
St. Petersburg, Florida 33716-1294

Transamerica® Freedom Asset Advisor closes to new sales on July 14, 2017. Applications dated after July 14, 2017 will not be accepted and processed.  The closing likely will reduce the amount of new premium invested in the separate account’s underlying funds; which in turn over time, may put upward pressure on the expense ratios of these underlying funds.